UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-02958

T. Rowe Price International Funds, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: December 31

Date of reporting period: June 30, 2016

Item 1. Report to Shareholders

Global High Income Bond Fund	June 30, 2016

The views and opinions in this report were current as of June 30, 2016. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

REPORTS ON THE WEB

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Manager’s Letter

Fellow Shareholders

High yield bonds experienced two distinct market environments over the past six months. After falling sharply in 2015 and early 2016, commodity prices rebounded starting in February. The reversal rewarded the energy- and commodity-related sectors and especially lower-quality issuance. Your fund recorded a strong six-month gain while maintaining discipline with regard to quality and allocation.

PORTFOLIO PERFORMANCE

The Global High Income Bond Fund posted a solid six-month gain in the period ended June 30, 2016. Your fund performed in line with its benchmark, the Bank of America (BofA) Merrill Lynch Global High Yield Index Hedged to USD, and outperformed its Lipper peer group. The fund’s net asset value rallied $0.51 in the reporting period, and dividends per share totaled $0.29 for an impressive 8.64% total return. (Results for the Advisor and I Class shares varied slightly, reflecting their different fee structures, cash flows, and other factors.) The fund generates above-average income and capital appreciation; its 30-day SEC yield at the end of the reporting period was 5.44%.

What Rising Rates Mean for Bonds

After benefiting from a prolonged period of falling interest rates, some bond investors are concerned that a new era of rising rates is at hand. Whether this is so is far from certain—rates have defied the expectations of many by remaining low even as the economy has improved, and they may stay below long-term averages for some time to come. Nevertheless, investors should be aware of the risks of investing in bonds, including the risk that interest rates will increase and weigh on bond prices.

Importantly, investors also need to understand that not all bonds or bond funds would respond uniformly in such an environment. In particular, the duration of a bond or bond fund, which is tied in part to its maturity, provides important information about how the asset will perform when rates change. Also, some bond sectors and bonds of varying quality are better insulated from rate changes and may even perform well as rates rise.

A bond fund's weighted average effective duration (shown in the Portfolio Characteristics exhibit) is the most precise indicator of how the fund will respond to rising rates. If a bond fund has a duration of 5.3 years, for example, the fund's net asset value (NAV) would be expected to fall about 5.3% in value for every one-percentage-point rise in rates. Even this is only part of the picture, however—rising rates will also generally mean higher dividends per share as the fund invests in new, higher-yielding bonds. As a result, the fund's total return (change in NAV plus dividend income) is unlikely to fall as steeply as the duration indicates.

Generally, bond funds with a shorter weighted average maturity—in other words, those with holdings that come due sooner—have lower durations and should fare better than funds with longer average maturities when rates rise. This is because investors in the bonds will not be locked into lower yields, or coupon payments, for long. When the fund receives principal payments from maturing bonds, it can reinvest them at a higher yield. Indeed, for investors in a bond fund with a low duration and weighted average maturity, higher rates can mean an increase in income potential.

Some fixed income sectors offer an added degree of protection from rising rates. Floating rate funds invest in bank loans where the interest rate on the loan is periodically reset, meaning that investors face very little interest rate risk. However, the bank loans usually have a credit profile that is below investment quality, which means these investments may have greater exposure to default risk than investment-grade bonds. Mortgage-backed securities typically fare better than other bonds of similar maturity when rates rise modestly, as fewer homeowners will refinance and pay off their loans early.

In addition, lower-quality bonds with a price that is highly sensitive to the issuer's credit rating (shown in the Quality Diversification exhibit) may perform better as rates increase. Rising rates often accompany a strengthening economy, which can lead to credit upgrades for lower-rated issuers. Also, the higher yields offered by lower-quality bonds provide an additional cushion to total return if bond prices fall as interest rates increase. However, lower-quality bonds are generally exposed to greater credit risk than other bonds because the securities carry a higher risk of default.

The fund is managed with an awareness of its benchmark, but our concentrated approach implies that significant deviations from the BofA index can and will occur. In addition, our active management allows for the flexibility to adjust various allocations depending on changing market conditions and opportunities. At the end of the reporting period, we held a neutral allocation to European high yield at 24% of assets, a decrease from 34% at the end of 2015. Our 54% allocation to North American high yield bonds increased from 44% six months ago and was modestly underweight the benchmark’s 57% allocation. Last, the emerging markets exposure represented a modest overweight. The portfolio is broadly diversified across industries, countries, and regions. We currently hold bonds from approximately two dozen countries.

As we reduced our European high yield exposure over the past six months, we added to our North American holdings. A substantial portion of the additions in North America was to bank loans, our largest non-benchmark allocation at the end of the period at 10% of the portfolio. We view loans as a proxy for BB rated bonds. Their senior secured status and short-duration characteristics typically provide ballast for the portfolio. However, our decision to add this defensive allocation in loans hurt our absolute and relative returns as the high yield bond market outpaced the loan market. However, credit selection within our BB rated bond holdings and the underweight allocation to that credit quality bucket generated strong absolute and relative performance.

GLOBAL MARKET ENVIRONMENT

A sharp rebound in oil prices from their January lows near $26 per barrel for global benchmark Brent crude to just over $50 in June supported a sharp tightening of credit spreads across the high yield bond markets, particularly in the U.S. high yield market. Commodity sectors make up a much smaller amount of the European high yield bond market, which did not rally as meaningfully and also lagged in the weeks leading up to the UK referendum, also known as Brexit. Credit spreads for global investment-grade corporates also narrowed, but not as dramatically as the global high yield market. Government bond yields in many developed countries are negative, and U.S. Treasuries revisited their lows late in the reporting period.

PORTFOLIO STRATEGY AND INVESTMENT PHILOSOPHY

In a low interest rate world, we believe that sustained demand for high income-oriented strategies will persist. Global high yield bonds are attractive for investors who are willing to accept a greater degree of volatility in exchange for higher income and shorter duration. (Duration is a measure of a portfolio’s sensitivity to interest rate fluctuations.) Demand for investments that generate high income has increased in recent years. While the entire high yield asset class has approximately doubled in size over the past decade, the less established European high yield and emerging markets corporate bond asset classes are growing fastest.

This globally diversified fund seeks to provide higher total returns than U.S.-based high yield bond strategies through credit selection and strategic industry and regional allocations driven by a fundamental research platform of more than 200 fixed income and equity analysts stationed around the globe. The strategy integrates T. Rowe Price’s fundamental proprietary research and a sophisticated portfolio construction process and is led by a seasoned management team.

PORTFOLIO REVIEW

As shown in the Quality Diversification table, more than 90% of the Global High Income Bond Fund was invested in split-B and higher rated securities (including short-term holdings) as of June 30, 2016. Of our holdings in CCC rated and below, more than half were U.S.-based credits, where we are comfortable with the risk/reward trade-off. First and foremost, the portfolio’s construction is rooted in bottom-up credit selection. However, as we look across the three broad regions where we invest, certain themes will emerge, including those associated with sector and economic growth prospects that shape our country and regional allocations.

We are pleased to report strong absolute performance in the first half of 2016. Over the past six months, credit selection generated a solid contribution to relative performance. During the period, we seized the opportunity to buy emerging markets corporates that had been punished when commodity prices tumbled. We established positions in several emerging markets credits, particularly in Brazil, that were trading significantly below par value, and we generated significant capital appreciation as they recovered in the back half of the reporting period.

As idiosyncratic opportunities emerged, we also took advantage of our global analysts’ highest-conviction ideas and generated solid gains from holdings in Mexico, Argentina, Russia, Italy, and Spain. However, as we became concerned about the risks associated with the UK referendum on leaving the European Union, we reduced our exposure to the UK (2.2% of the portfolio at the end of the period versus 6.3% in the benchmark), and that decision also benefited relative returns. Credit selection and our overweight to Canada, on the other hand, detracted. Our Canadian holdings gained 7% for the six-month period, but the Canadian benchmark holdings rallied about 18%, driven by distressed energy credits that outperformed as oil prices rallied. We also held a substantial position in Valeant Pharmaceuticals, which hurt our absolute and relative performance. (Please refer to the fund’s portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

Energy, which is the largest industry in the BofA benchmark, had historically been viewed as a defensive segment because of the underlying value of oil and gas reserves. However, in the past year many high yield energy companies declared bankruptcy and several investment-grade issuers were downgraded to high yield status (so-called fallen angels). Your fund consistently held a lower allocation to energy bonds during the worst part of the oil price decline, but as oil bottomed, we added to our exposure primarily in higher-quality credits, such as Hess and Anadarko Petroleum. Despite generating strong performance from these higher-quality energy holdings, our underweight allocation caused us to lag the energy component of the benchmark, which includes some very low-quality bonds whose prices rallied from distressed levels.

The metals and mining industry is the smaller component of the commodity exposure in the global high yield market but also presented substantial opportunities. Our investment team added to this sector through select global companies, including high yield issuers trading at substantial discounts, bonds with solid free cash flow generation and high coupons, and fallen angels with near-term upside catalysts. We initiated a position in Vale, the largest iron ore producer in the world, with substantially all of its production located in Brazil. The company has world-class assets, and potential upcoming sales of those assets would significantly reduce its debt load. While the political and liquidity risks are notable, Vale is a low-cost global producer like Fortescue, another recent addition with a 9.75% coupon. We also increased our position in Freeport-McMoRan, the largest publicly traded copper producer. Our metals and mining holdings slightly lagged the benchmark’s return but posted a six-month gain of more than 20%.

OUTLOOK

The powerful rally in our market was unexpected but, nonetheless, appreciated. However, eight years after the global financial crisis, weakening corporate profitability, creeping leverage, and idiosyncratic risks are indicative of an aging credit market cycle. Ongoing macroeconomic factors, geopolitical developments, and negative headlines—all in plentiful supply—will continue to cause volatility in risk assets, including high yield bonds. Our estimates for commodity-related fallen angels have been met and absorbed into the market, but energy and metals and mining issuers will probably continue to keep the market’s default rate elevated for the remainder of this year and into 2017. Outside of commodities, market valuations are less intriguing. Also, today’s high yield trading and liquidity conditions are more challenging, whether the market is declining or rebounding. New rules and regulations dissuade broker-dealers from taking on risk and maintaining inventories, pushing that responsibility onto investors.

While the backdrop just outlined reveals a somewhat challenged high yield market environment, the technical factors supporting income demand are considerable. Government bond yields in many developed countries are negative, and U.S. Treasuries revisited their record-low yields late in the reporting period. If demand for income continues and the U.S. economy remains on a slow—albeit positive—growth trajectory, high yield issuers will have access to capital markets to refinance debt, investors will lend, and the credit cycle will lumber along. In addition, the recent rally in oil and natural gas prices delayed several defaults for at least six months. Based on balance sheet repair and producers’ hedging $50 per barrel oil prices, we expect high yield energy defaults to be lower in 2017 than this year. However, a global recession resulting from Brexit or another macroeconomic influence—not our base case—would derail this thesis. Even so, the high yield market remains supported by very healthy demand.

As always, our goal is to deliver high current income and attractive total returns over time while seeking to cushion the volatility inherent in this market. We believe that a truly globally diversified portfolio offers a compelling investment opportunity in the high yield bond market. Our team maintains a commitment to credit research and risk-conscious investing that has led to favorable returns for our investors over various market cycles.

Thank you for your confidence in us and for investing with T. Rowe Price.

Respectfully submitted,

Mark J. Vaselkiv
Cochairman of the fund’s Investment Advisory Committee

Michael Della Vedova
Cochairman of the fund’s Investment Advisory Committee

July 15, 2016

The committee chairmen have day-to-day responsibility for managing the portfolio and work with committee members in developing and executing the fund’s investment program.

RISK OF INTERNATIONAL BOND INVESTING

Funds that invest overseas generally carry more risk than funds that invest strictly in U.S. assets. Investments in emerging markets are subject to abrupt and severe price declines and should be regarded as speculative. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Some countries also have legacies of hyperinflation, currency devaluations, and governmental interference in markets.

Bonds are also subject to interest rate risk, the decline in bond prices that usually accompanies a rise in interest rates, and credit risk, the chance that any fund holding could have its credit rating downgraded or that a bond issuer will default (fail to make timely payments of interest or principal), potentially reducing the fund’s income level and share price.

We would like to remind shareholders about some fundamental changes that have occurred in the fixed income markets in recent years. The markets have been particularly volatile over the past year as investors began to consider the ramifications of a potential rise in interest rates. The volatility has highlighted the importance of sound risk management.

Bond fund assets have grown substantially over the past three decades, with much of the growth taking place since 2008. This has been beneficial in many ways, but like all positive events, it has side effects as well. The prospect of rising interest rates triggers concerns that some investors could change course and redeploy their assets into other financial markets. Net outflows during periods of rising rates are not new; indeed, such was the case in 1994 and 2000 when rates turned up. The market was considerably smaller than it is today, however.

Because of this evolving environment, T. Rowe Price is taking steps to ensure that our funds function smoothly during transitional periods as the Fed implements policy changes that are likely to affect the direction of interest rates. These measures include assessing the liquidity of our portfolios, conducting stress tests that take various market scenarios under consideration, and taking other steps to ensure successful implementation of our investment strategy. We want to inform our shareholders that we are aware of the changing market environment and are monitoring it closely.

GLOSSARY

BofA Merrill Lynch Global High Yield Index Hedged to USD: The Bank of America Merrill Lynch index tracks the performance of global below investment-grade corporate bonds and excludes the effects of currency fluctuation versus the U.S. dollar.

Duration: The average time (expressed in years) needed for an investor to receive the present value of the future cash flows on a fixed income investment. It is used to measure a bond’s or bond fund’s sensitivity to interest rate changes. For example, a fund with a three-year duration would fall about 3% in price in response to a one-percentage-point increase in interest rates, and vice versa. Modified duration provides a more accurate estimate of the fund’s price sensitivity based solely on changes in real interest rates.

Federal funds rate (or target rate): The interest rate charged on overnight loans of reserves by one financial institution to another in the United States. The Federal Reserve sets a target federal funds rate to affect the direction of interest rates.

SEC yield (30-day): A method of calculating a fund’s yield that assumes all portfolio securities are held until maturity. Yield will vary and is not guaranteed.

Weighted average maturity: A measure of a fund’s interest rate sensitivity. In general, the longer the average maturity, the greater the fund’s sensitivity to interest rate changes. The weighted average maturity may take into account the interest rate readjustment dates for certain securities.

PORTFOLIO HIGHLIGHTS

TWENTY-FIVE LARGEST ISSUERS

	Percent of Net Assets 6/30/16
Ardagh Finance	1.6%
Minerva SA	1.5
Altice NV	1.5
Concho Resources	1.5
First Data	1.5
Raizen Energy Finance Limited	1.3
YPD - Argentina (Republic of)	1.3
Shimao Property Holdings	1.3
Petrobras International	1.2
WideOpenWest Financial	1.2
ContourGlobal Power	1.2
Ancestry.com	1.1
PetSmart	1.1
T-Mobile USA	1.1
Voto-Votorantim	1.1
Cheniere Corpus Christi	1.1
Millicom International Cellular	1.1
Cemex	1.1
Pfleiderer	1.0
Valeant Pharmaceuticals	1.0
Altice Financing	1.0
Arcor	1.0
Cirsa Finance Luxembourg	1.0
Marfrig Overseas	0.9
Wind Acquisition	0.9
Total	29.6%

Note: The information shown does not reflect any exchange-traded funds (ETFs), cash reserves, or collateral for securities lending that may be held in the portfolio. Holdings of the issuers are combined and may be shown in the Portfolio of Investments under their subsidiaries.

Performance and Expenses

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the fund has three share classes: The original share class (Investor Class) charges no distribution and service (12b-1) fee, Advisor Class shares are offered only through unaffiliated brokers and other financial intermediaries and charge a 0.25% 12b-1 fee, and I Class shares are available to institutionally oriented clients and impose no 12b-1 or administrative fee payment. Each share class is presented separately in the table.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Preferred Services, Personal Services, or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $100,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Unaudited

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period

Investor Class

	6 Months Ended 6/30/16	1/22/15 Through 12/31/15
NET ASSET VALUE		
Beginning of period	$ 9.35	$ 10.00
Investment activities		
Net investment income[1]	0.30[2]	0.58[2]
Net realized and unrealized gain / loss	0.50	(0.62)
Total from investment activities	0.80	(0.04)
Distributions		
Net investment income	(0.29)	(0.58)
Net realized gain	–	(0.03)
Total distributions	(0.29)	(0.61)
NET ASSET VALUE		
End of period	**$ 9.86**	**$ 9.35**

Ratios/Supplemental Data

Total return[3]	**8.64%**[2]	**(0.61)%**[2]
Ratio of total expenses to average net assets	0.85%[2][4]	0.85%[2][4]
Ratio of net investment income to average net assets	6.24%[2][4]	6.17%[2][4]
Portfolio turnover rate	50.1%	78.9%
Net assets, end of period (in thousands)	$ 39,423	$ 26,967

(1) Per share amounts calculated using average shares outstanding method.

(2) Excludes expenses in excess of a 0.85% contractual expense limitation in effect through 4/30/17.

(3) Total return reflects the rate that an investor would have earned on an investment in the fund during the period, assuming reinvestment of all distributions and payment of no redemption or account fees. Total return is not annualized for periods less than one year.

(4) Annualized

The accompanying notes are an integral part of these financial statements.

Unaudited

Financial Highlights | For a share outstanding throughout each period

Advisor Class

	6 Months Ended 6/30/16	1/22/15 Through 12/31/15
NET ASSET VALUE		
Beginning of period	$ 9.35	$ 10.00
Investment activities		
Net investment income[1]	0.27[2]	0.59[2]
Net realized and unrealized gain / loss	0.52	(0.64)
Total from investment activities	0.79	(0.05)
Distributions		
Net investment income	(0.28)	(0.57)
Net realized gain	–	(0.03)
Total distributions	(0.28)	(0.60)
NET ASSET VALUE		
End of period	**$ 9.86**	**$ 9.35**

Ratios/Supplemental Data

Total return[3]	**8.55%**[2]	**(0.76)%**[2]
Ratio of total expenses to average net assets	1.00%[2][4]	1.00%[2][4]
Ratio of net investment income to average net assets	5.97%[2][4]	5.88%[2][4]
Portfolio turnover rate	50.1%	78.9%
Net assets, end of period (in thousands)	$ 1,064	$ 312

(1) Per share amounts calculated using average shares outstanding method.
(2) Excludes expenses in excess of a 1.00% contractual expense limitation in effect through 4/30/17.
(3) Total return reflects the rate that an investor would have earned on an investment in the fund during the period, assuming reinvestment of all distributions and payment of no redemption or account fees. Total return is not annualized for periods less than one year.
(4) Annualized

The accompanying notes are an integral part of these financial statements.

Unaudited

FINANCIAL HIGHLIGHTS
For a share outstanding throughout each period

I Class

	6 Months Ended 6/30/16	8/28/15 Through 12/31/15
NET ASSET VALUE		
Beginning of period	$ 9.35	$ 9.83
Investment activities		
Net investment income[1]	0.31[2]	0.22[2]
Net realized and unrealized gain / loss	0.49	(0.45)
Total from investment activities	0.80	(0.23)
Distributions		
Net investment income	(0.29)	(0.22)
Net realized gain	–	(0.03)
Total distributions	(0.29)	(0.25)
NET ASSET VALUE		
End of period	**$ 9.86**	**$ 9.35**

Ratios/Supplemental Data

Total return[3]	8.75%[2]	(2.42)%[2]
Ratio of total expenses to average net assets	0.64%[2][4]	0.64%[2][4]
Ratio of net investment income to average net assets	6.42%[2][4]	6.39%[2][4]
Portfolio turnover rate	50.1%	78.9%
Net assets, end of period (in thousands)	$ 684	$ 238

(1) Per share amounts calculated using average shares outstanding method.

(2) See Note 6. Excludes expenses waived (1.00% and 1.66% of average net assets for the periods ended 6/30/16 and 12/31/15, respectively) related to the contractual operating expense limitation in effect through 4/30/18.

(3) Total return reflects the rate that an investor would have earned on an investment in the fund during the period, assuming reinvestment of all distributions and payment of no redemption or account fees. Total return is not annualized for periods less than one year.

(4) Annualized

The accompanying notes are an integral part of these financial statements.

Unaudited

PORTFOLIO OF INVESTMENTS ‡

(Cost and value in $000s)

	Par/Shares	$ Value
ARGENTINA 3.3%		
Convertible Bonds 0.2%		
MercadoLibre, 2.25%, 7/1/19 (USD)	85,000	107
		107
Corporate Bonds 3.1%		
Arcor, 6.00%, 7/6/23 (USD) (1)	400,000	400
Cablevision, 6.50%, 6/15/21 (USD) (1)	345,000	353
YPF, 8.50%, 3/23/21 (USD) (1)	475,000	511
		1,264
Total Argentina (Cost $1,333)		1,371
AUSTRALIA 1.4%		
Corporate Bonds 1.4%		
BlueScope Steel, 6.50%, 5/15/21 (USD) (1)	250,000	259
FMG Resources, 9.75%, 3/1/22 (USD) (1)	275,000	301
Total Australia (Cost $546)		560
BRAZIL 7.2%		
Corporate Bonds 7.2%		
Cosan Luxembourg, 7.00%, 1/20/27 (USD) (1)	550,000	545
Globo Communicacoes, STEP, 4.843%, 6/8/25 (USD) (1)	250,000	242
Marfig Holding Europe, 8.00%, 6/8/23 (USD) (1)	200,000	205
Marfrig Overseas, 9.50%, 5/4/20 (USD)	175,000	181
Minerva Luxembourg, 7.75%, 1/31/23 (USD) (1)	600,000	615
Petrobras Global Finance, 8.375%, 5/23/21 (USD)	375,000	388
Petrobras Global Finance, VR, 3.536%, 3/17/20 (USD)	138,000	122
Vale Overseas, 6.875%, 11/21/36 (USD)	250,000	231
Votorantim Cimentos, 3.25%, 4/25/21 (EUR)	450,000	442
Total Brazil (Cost $2,807)		2,971

CANADA 4.5%		
Corporate Bonds 4.5%		
Air Canada, 6.75%, 10/1/19 (USD) (1)	50,000	51
Air Canada, 7.75%, 4/15/21 (USD) (1)	175,000	182
Concordia Healthcare, 9.50%, 10/21/22 (USD) (1)	25,000	23
Encana, 7.20%, 11/1/31 (USD)	300,000	298
Entertainment One, 6.875%, 12/15/22 (GBP) (1)	100,000	134
Great Canadian Gaming, 6.625%, 7/25/22 (1)	200,000	158
Hudbay Minerals, 9.50%, 10/1/20 (USD)	350,000	293
Reliance Intermediate, 6.50%, 4/1/23 (USD) (1)	175,000	182
Seven Generations Energy, 6.75%, 5/1/23 (USD) (1)	125,000	126
Seven Generations Energy, 8.25%, 5/15/20 (USD) (1)	100,000	104
Valeant Pharmaceuticals, 5.375%, 3/15/20 (USD) (1)	125,000	107
Valeant Pharmaceuticals, 5.875%, 5/15/23 (USD) (1)	75,000	61
Valeant Pharmaceuticals, 6.375%, 10/15/20 (USD) (1)	150,000	129
Total Canada (Cost $1,915)		1,848
CHINA 1.8%		
Bank Loans 0.6% (2)		
Nord Anglia Education, 5.00%, 3/31/21 (USD)	249,364	248
		248
Corporate Bonds 1.2%		
Shimao Property Holdings, 8.125%, 1/22/21 (USD)	450,000	499
		499
Total China (Cost $734)		747
FRANCE 3.6%		
Corporate Bonds 3.6%		
ContourGlobal Power, 5.125%, 6/15/21 (1)	450,000	494
Credit Agricole, VR, 6.625%, 9/29/49 (USD) (1)	200,000	182
Horizon Holdings, 7.25%, 8/1/23 (1)	225,000	258

ITALY 2.5%		
Corporate Bonds 2.5%		
Bormioli Rocco, 10.00%, 8/1/18	225,000	255
International Game Technology, 6.50%, 2/15/25 (USD) (1)	200,000	201
Intesa Sanpaolo, VR, 7.70%, 12/29/49 (USD) (1)	225,000	197
Wind Acquisition, 7.375%, 4/23/21 (USD) (1)	400,000	383
Total Italy (Cost $1,039)		1,036
JAMAICA 0.6%		
Corporate Bonds 0.6%		
Digicel Group, 8.25%, 9/30/20 (USD) (1)	275,000	231
Total Jamaica (Cost $278)		231
LUXEMBOURG 6.0%		
Corporate Bonds 6.0%		
Alice, 7.625%, 2/15/25 (USD) (1)	400,000	391
Altice, 7.75%, 5/15/22 (USD) (1)	225,000	227
Altice Financing, 6.625%, 2/15/23 (USD) (1)	400,000	394
Ardagh Finance, PIK, 8.375%, 6/15/19	391,290	442
Ardagh Finance, PIK, 8.625%, 6/15/19 (USD) (1)	227,005	229
Intralot Finance Luxembourg, 9.75%, 8/15/18	200,000	232
LSF9 Balta Issuer, 7.75%, 9/15/22 (1)	100,000	117
Millicom International Cellular, 6.625%, 10/15/21 (USD)	225,000	230
Millicom International Cellular, 6.625%, 10/15/21 (USD) (1)	200,000	204
Total Luxembourg (Cost $2,448)		2,466
MEXICO 1.4%		
Corporate Bonds 1.4%		
Cemex, 7.75%, 4/16/26 (USD)	200,000	210
Cemex Finance, 9.375%, 10/12/22 (USD) (1)	200,000	221

Petroleos Mexicanos, 2.75%, 4/21/27 (EUR)	175,000	163
Total Mexico (Cost $575)		594
NETHERLANDS 2.5%		
Corporate Bonds 2.5%		
Constellium, 7.875%, 4/1/21 (USD) (1)	250,000	258
Lincoln Finance, 6.875%, 4/15/21 (1)	250,000	297
Nyrstar Netherlands, 8.50%, 9/15/19	300,000	336
Ziggo Bond, 7.125%, 5/15/24	125,000	153
Total Netherlands (Cost $1,041)		1,044
PANAMA 0.5%		
Corporate Bonds 0.5%		
Sable International Finance, 6.875%, 8/1/22 (USD) (1)	200,000	202
Total Panama (Cost $197)		202
POLAND 0.5%		
Corporate Bonds 0.5%		
Play Topco, PIK, 7.75%, 2/28/20 (EUR)	175,000	198
Total Poland (Cost $203)		198
RUSSIA 2.8%		
Convertible Bonds 0.7%		
Yandex, 1.125%, 12/15/18 (USD)	325,000	304
		304
Corporate Bonds 2.1%		
GAZ Capital, 6.51%, 3/7/22 (USD)	275,000	302
Sberbank of Russia, 6.125%, 2/7/22 (USD) (1)	225,000	250

VimpelCom Holdings, 5.95%, 2/13/23 (USD)	300,000	309
		861
Total Russia (Cost $1,052)		1,165
SERBIA 0.4%		
Corporate Bonds 0.4%		
Adria Bidco, 7.875%, 11/15/20 (EUR)	125,000	146
Total Serbia (Cost $151)		146
SPAIN 1.0%		
Corporate Bonds 1.0%		
Cirsa Finance Luxembourg, 5.75%, 5/15/21 (1)	100,000	114
Cirsa Funding Luxembourg, 5.875%, 5/15/23 (1)	250,000	279
Total Spain (Cost $386)		393
SWITZERLAND 0.8%		
Corporate Bonds 0.8%		
Onex, 7.75%, 2/15/23 (EUR) (1)	200,000	233
Swissport Investment, 6.75%, 12/15/21 (EUR) (1)	100,000	114
Total Switzerland (Cost $341)		347
UNITED ARAB EMIRATES 0.5%		
Corporate Bonds 0.5%		
DP World, 6.85%, 7/2/37 (USD)	200,000	220
Total United Arab Emirates (Cost $208)		220
UNITED KINGDOM 2.2%		
Corporate Bonds 2.2%		
Barclays, VR, 8.25%, 12/29/49 (USD)	200,000	198
HSBC Holdings, VR, 6.875%, 12/29/49 (USD)	200,000	200

Nationwide Building Society, VR, 6.875%, 12/29/49	100,000	124
Royal Bank of Scotland, 6.125%, 12/15/22 (USD)	55,000	57
Virgin Media, 5.50%, 8/15/26 (USD) (1)	200,000	195
Virgin Media Finance, 6.375%, 10/15/24	100,000	133
Total United Kingdom (Cost $977)		907
UNITED STATES 47.9%		
Bank Loans 9.7% (2)		
Ancestry.com, 5.00%, 8/29/22	249,372	248
Asurion, 5.00%, 8/4/22	372,621	367
Avago Technologies, 4.25%, 2/1/23	299,250	299
Camp International, 4.75%, 5/31/19	249,356	248
CISION, 7.00%, 5/17/23	75,000	71
First Data, 4.452%, 3/24/21	325,000	323
Kronos, 4.50%, 10/30/19	375,000	374
Manitowoc Foodservice, 5.75%, 3/3/23	247,396	249
Match Group, 5.50%, 11/16/22	185,127	186
MPH Acquisition Holdings, 5.00%, 6/7/23	325,000	326
PetSmart, 4.25%, 3/11/22	250,000	249
Solarwinds, 6.50%, 2/3/23	250,000	248
Telenet International Finance Luxembourg, 4.25%, 6/30/24	100,000	99
Tierpoint, 5.50%, 12/2/21	150,000	146
Tierpoint, 9.75%, 12/2/22 (6)	50,000	48
US Renal Care, 5.25%, 12/30/22	249,373	249
WideOpenWest Financial, 4.50%, 4/1/19	249,369	248
		3,978
Convertible Preferred Stocks 0.1%		
American Tower	442	49
		49
Corporate Bonds 38.1%		
Acosta, 7.75%, 10/1/22 (1)	225,000	199
AES, 6.00%, 5/15/26	250,000	255
Albertsons, 6.625%, 6/15/24 (1)	150,000	155

Albertsons, 7.45%, 8/1/29	75,000	73
Albertsons, 8.00%, 5/1/31	25,000	25
Alliance Data Systems, 5.25%, 11/15/23 (EUR) (1)	200,000	217
Ally Financial, 5.75%, 11/20/25	200,000	201
Altice, 7.75%, 7/15/25 (1)	200,000	208
Ancestry.com, 11.00%, 12/15/20	200,000	214
Argos Merger, 7.125%, 3/15/23 (1)	200,000	205
Boardwalk Pipelines, 4.95%, 12/15/24	65,000	64
Boardwalk Pipelines, 5.95%, 6/1/26	55,000	58
Boyd Gaming, 6.375%, 4/1/26 (1)	100,000	105
Cengage Learning, 9.50%, 6/15/24 (1)	75,000	77
Charter Communications Holdings, 5.75%, 2/15/26 (1)	75,000	77
Charter Communications Operating, 6.384%, 10/23/35 (1)	175,000	206
Cheniere Corpus Christi, 7.00%, 6/30/24 (1)	425,000	437
Chesapeake Energy, 8.00%, 12/15/22 (1)	122,000	104
Concho Resources, 6.50%, 1/15/22	575,000	591
Continental Resources, 4.90%, 6/1/44	175,000	146
CrownRock, 7.125%, 4/15/21 (1)	125,000	128
CrownRock, 7.75%, 2/15/23 (1)	175,000	182
DCP Midstream, 6.45%, 11/3/36 (1)	50,000	43
DCP Midstream, 8.125%, 8/16/30	50,000	49
DCP Midstream, 9.75%, 3/15/19 (1)	50,000	55
ECO Services, 8.50%, 11/1/22 (1)	175,000	174
Endo Finance, 6.00%, 7/15/23 (1)	200,000	176
First Data, 7.00%, 12/1/23 (1)	275,000	279
Freeport-McMoRan Copper & Gold, 3.55%, 3/1/22	350,000	308
Gibson Energy, 6.75%, 7/15/21 (1)	125,000	125
Greystar Real Estate Partners, 8.25%, 12/1/22 (1)	125,000	128
H&E Equipment Services, 7.00%, 9/1/22	150,000	155
HCA, 5.25%, 6/15/26	75,000	78
Hess, 7.30%, 8/15/31	30,000	34
Hess, 7.875%, 10/1/29	10,000	12
Hexion, 10.00%, 4/15/20	75,000	71
Hexion U.S. Finance/Nova Scotia, 6.625%, 4/15/20	150,000	125
Hockey Merger, 7.875%, 10/1/21 (1)	75,000	72

Howard Hughes, 6.875%, 10/1/21 (1)	225,000	228
HUB International Holdings, 9.25%, 2/15/21 (1)	75,000	78
Intelsat Jackson Holdings, 7.50%, 4/1/21	200,000	138
Intelsat Jackson Holdings, 8.00%, 2/15/24 (1)	75,000	74
J. C. Penney, 5.875%, 7/1/23 (1)	50,000	50
J. C. Penney, 8.125%, 10/1/19	250,000	258
JLL/Delta Dutch Newco, 7.50%, 2/1/22 (1)	25,000	25
JLL/Delta Dutch Pledgeco, PIK, 8.75%, 5/1/20 (1)	175,000	173
Manitowoc Foodservice, 9.50%, 2/15/24 (1)	50,000	56
Matador Resources, 6.875%, 4/15/23	200,000	204
Match Group, 6.375%, 6/1/24 (1)	100,000	103
McGraw-Hill Global Education, 7.875%, 5/15/24 (1)	100,000	104
MDC Partners, 6.50%, 5/1/24 (1)	350,000	348
Mercer International, 7.00%, 12/1/19	200,000	200
Metaldyne, 7.375%, 10/15/22	225,000	223
Microsemi, 9.125%, 4/15/23 (1)	100,000	110
Mobile Mini, 5.875%, 7/1/24 (1)	100,000	102
Molina Healthcare, 5.375%, 11/15/22 (1)	150,000	150
NationStar Mortgage, 6.50%, 7/1/21	100,000	86
NationStar Mortgage, 7.875%, 10/1/20	75,000	70
NCI Building Systems, 8.25%, 1/15/23 (1)	175,000	188
Neptune Finco, 10.125%, 1/15/23 (1)	225,000	251
Nexteer Auto Group, 5.875%, 11/15/21 (1)	300,000	303
NRG Energy, 7.25%, 5/15/26 (1)	350,000	348
NuStar Logistics, 4.80%, 9/1/20	25,000	24
Ocwen Financial, 6.625%, 5/15/19	200,000	137
OneMain Financial Holdings, 7.25%, 12/15/21 (1)	200,000	194
Outerwall, 6.00%, 3/15/19	125,000	115
Parsley Energy, 6.25%, 6/1/24 (1)	75,000	77
PF Chang's China Bistro, 10.25%, 6/30/20 (1)	175,000	161
PQ, 6.75%, 11/15/22 (1)	125,000	130
Pride International, 8.50%, 6/15/19	180,000	185
Quicken Loans, 5.75%, 5/1/25 (1)	125,000	122
Rackspace, 6.50%, 1/15/24 (1)	200,000	198
Reynolds Group Holdings, 7.00%, 7/15/24 (1)	125,000	129

Reynolds Group Holdings, 8.25%, 2/15/21	225,000	235
Rite Aid, 6.125%, 4/1/23 (1)	200,000	214
Rockies Express Pipeline, 6.00%, 1/15/19 (1)	50,000	51
Rowan Companies, 7.875%, 8/1/19	240,000	247
RSI Home Products, 6.50%, 3/15/23 (1)	125,000	128
Ryerson, 11.00%, 5/15/22 (1)	150,000	155
SafeWay, 7.25%, 2/1/31	25,000	24
SESI, 7.125%, 12/15/21	225,000	217
Shea Homes, 6.125%, 4/1/25 (1)	100,000	100
Springleaf Finance, 8.25%, 12/15/20	100,000	100
Sprint Capital, 8.75%, 3/15/32	100,000	85
Sunoco, 6.25%, 4/15/21 (1)	150,000	150
Sunoco, 6.375%, 4/1/23 (1)	75,000	74
T-Mobile USA, 6.00%, 3/1/23	125,000	130
T-Mobile USA, 6.00%, 4/15/24	100,000	104
T-Mobile USA, 6.50%, 1/15/26	200,000	211
Targa Resources, 6.75%, 3/15/24 (1)	175,000	179
Taylor Morrison Communities, 5.625%, 3/1/24 (1)	225,000	220
Tenet Healthcare, 6.75%, 6/15/23	125,000	120
Tenet Healthcare, 8.125%, 4/1/22	175,000	179
Tesoro Logistics, 6.125%, 10/15/21	50,000	52
TI Group Auto Systems, 8.75%, 7/15/23 (1)	100,000	98
Time Warner Cable, 6.55%, 5/1/37	35,000	41
Time Warner Cable, 6.75%, 6/15/39	10,000	12
Time Warner Cable, 7.30%, 7/1/38	20,000	25
Townsquare Media, 6.50%, 4/1/23 (1)	225,000	222
Valeant Pharmaceuticals, 6.75%, 8/15/21 (1)	75,000	64
Valeant Pharmaceuticals, 7.00%, 10/1/20 (1)	50,000	45
VEREIT Operating Partner, 4.875%, 6/1/26	100,000	103
Wayne Merger, 8.25%, 8/1/23 (1)	225,000	220
Western Digital, 7.375%, 4/1/23 (1)	150,000	160
Western Digital, 10.50%, 4/1/24 (1)	75,000	80
WideOpenWest Finance, 10.25%, 7/15/19	175,000	181
WideOpenWest Finance, 13.375%, 10/15/19	63,000	67

Zekleman Industries, 9.875%, 6/15/23 (1)	250,000	252
		15,698
Total United States (Cost $19,609)		19,725

SHORT-TERM INVESTMENTS 5.5%

Money Market Funds 5.4%		
T. Rowe Price Reserve Investment Fund, 0.32% (3)(4)	2,235,246	2,235
		2,235
U.S. Treasury Obligations 0.1%		
U.S. Treasury Bills, 0.225%, 7/21/16 (5)	25,000	25
U.S. Treasury Bills, 0.231%, 7/21/16 (5)	20,000	20
		45
Total Short-Term Investments (Cost $2,280)		2,280
Total Investments in Securities		
101.8% of Net Assets (Cost $41,526)		**$ 41,907**

‡ Country classifications are generally based on MSCI categories or another unaffiliated third party data provider; Par/Shares are denominated in the currency of the country presented unless otherwise noted.

(1) Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration only to qualified institutional buyers -- total value of such securities at period-end amounts to $20,986 and represents 51.0% of net assets.

(2) Bank loan positions may involve multiple underlying tranches. In those instances, the position presented reflects the aggregate of those respective underlying tranches and the rate presented reflects their weighted average rate.

(3) Seven-day yield

(4) Affiliated Company

(5) At June 30, 2016, all or a portion of this security is pledged as collateral and/or margin deposit to cover future funding obligations.

(6) Level 3 in fair value hierarchy. See Note 2.

CAD Canadian Dollar

EUR Euro

GBP British Pound

PIK Payment-in-kind

The accompanying notes are an integral part of these financial statements.

Unaudited

STATEMENT OF ASSETS AND LIABILITIES

($000s, except shares and per share amounts)

Assets		
Investments in securities, at value (cost $41,526)	$	41,907
Interest receivable		615
Unrealized gain on forward currency exchange contracts		100
Receivable for shares sold		55
Due from affiliates		18
Receivable for investment securities sold		13
Foreign currency (cost $5)		5
Cash		5
Other assets		43
Total assets		42,761
Liabilities		
Payable for investment securities purchased		1,315
Payable for shares redeemed		112
Investment management fees payable		20
Due to affiliates		7
Unrealized loss on forward currency exchange contracts		5
Variation margin payable on centrally cleared swaps		2
Other liabilities		128
Total liabilities		1,589
NET ASSETS	$	41,172
Net Assets Consist of:		
Undistributed net investment income	$	25
Accumulated undistributed net realized loss		(1,056)
Net unrealized gain		471
Paid-in capital applicable to 4,174,075 shares of $0.01 par value capital stock outstanding; 9,000,000,000 shares of the Corporation authorized		41,732
NET ASSETS	$	41,172

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

Notes to Financial Statements

T. Rowe Price International Funds, Inc. (the corporation), is registered under the Investment Company Act of 1940 (the 1940 Act). The Global High Income Bond Fund (the fund) is a diversified, open-end management investment company established by the corporation. The fund seeks high income primarily through investments in below-investment grade bonds and other income producing instruments. The fund has three classes of shares: the Global High Income Bond Fund original share class, referred to in this report as the Investor Class, incepted on January 22, 2015; the Global High Income Bond Fund–Advisor Class (Advisor Class), incepted on January 22, 2015; and the Global High Income Bond Fund–I Class (I Class), incepted on August 28, 2015. Advisor Class shares are sold only through unaffiliated brokers and other unaffiliated financial intermediaries. I Class shares generally are available only to investors meeting a $1,000,000 minimum investment or certain other criteria. The Advisor Class operates under a Board-approved Rule 12b-1 plan pursuant to which the class compensates financial intermediaries for distribution, shareholder servicing, and/or certain administrative services; the Investor and I Classes do not pay Rule 12b-1 fees. Each class has exclusive voting rights on matters related solely to that class; separate voting rights on matters that relate to all classes; and, in all other respects, the same rights and obligations as the other classes.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including, but not limited to, ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions, if any, are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Income distributions are declared by each class daily and paid monthly. Distributions to shareholders are recorded on the ex-dividend date. Capital gain distributions, if any, are generally declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Class Accounting Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to all classes and investment income are allocated to the classes based upon the relative daily net assets of each class’s settled shares; realized and unrealized gains and losses are allocated based upon the relative daily net assets of each class’s outstanding shares. The Advisor Class pays Rule 12b-1 fees, in an amount not exceeding 0.25% of the class’s average daily net assets.

Redemption Fees A 2% fee is assessed on redemptions of fund shares held for 90 days or less to deter short-term trading and to protect the interests of long-term shareholders. Redemption fees are withheld from proceeds that shareholders receive from the sale or exchange of fund shares. The fees are paid to the fund and are recorded as an increase to paid-in capital. The fees may cause the redemption price per share to differ from the net asset value per share.

NOTE 2 - VALUATION

The fund’s financial instruments are valued and each class’s net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business.

Fair Value The fund’s financial instruments are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) has been established by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes procedures to value securities; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; oversees the selection, services, and performance of pricing vendors; oversees valuation-related business continuity practices; and provides guidance on internal controls and valuation-related matters. The Valuation Committee reports to the Board and has representation from legal, portfolio management and trading, operations, risk management, and the fund’s treasurer.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

Valuation Techniques Debt securities generally are traded in the over-the-counter (OTC) market. Securities with remaining maturities of one year or more at the time of acquisition are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers the yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with remaining maturities of less than one year at the time of acquisition generally use amortized cost in local currency to approximate fair value. However, if amortized cost is deemed not to reflect fair value or the fund holds a significant amount of such securities with remaining maturities of more than 60 days, the securities are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service. Generally, debt securities are categorized in Level 2 of the fair value hierarchy; however, to the extent the valuations include significant unobservable inputs, the securities would be categorized in Level 3.

Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made. OTC Bulletin Board securities are valued at the mean of the closing bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the closing bid and asked prices. Actively traded equity securities listed on a domestic exchange generally are categorized in Level 1 of the fair value hierarchy. OTC Bulletin Board securities, certain preferred securities, and equity securities traded in inactive markets generally are categorized in Level 2 of the fair value hierarchy.

Investments in mutual funds are valued at the mutual fund’s closing NAV per share on the day of valuation and are categorized in Level 1 of the fair value hierarchy. Forward currency exchange contracts are valued using the prevailing forward exchange rate and are categorized in Level 2 of the fair value hierarchy. Swaps are valued at prices furnished by independent swap dealers or by an independent pricing service and generally are categorized in Level 2 of the fair value hierarchy. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.

Thinly traded financial instruments and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee. The objective of any fair value pricing determination is to arrive at a price that could reasonably be expected from a current sale. Financial instruments fair valued by the Valuation Committee are primarily private placements, restricted securities, warrants, rights, and other securities that are not publicly traded.

Subject to oversight by the Board, the Valuation Committee regularly makes good faith judgments to establish and adjust the fair valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of troubled or thinly traded debt instruments, the Valuation Committee considers a variety of factors, which may include, but are not limited to, the issuer’s business prospects, its financial standing and performance, recent investment transactions in the issuer, strategic events affecting the company, market liquidity for the issuer, and general economic conditions and events. In consultation with the investment and pricing teams, the Valuation Committee will determine an appropriate valuation technique based on available information, which may include both observable and unobservable inputs. The Valuation Committee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants, transaction information can be reliably obtained, and prices are deemed representative of fair value. However, the Valuation Committee may also consider other valuation methods such as a discount or premium from market value of a similar, freely traded security of the same issuer; discounted cash flows; yield to maturity; or some combination. Fair value determinations are reviewed on a regular basis and updated as information becomes available, including actual purchase and sale transactions of the issue. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions, and fair value prices determined by the Valuation Committee could differ from those of other market participants. Depending on the relative significance of unobservable inputs, including the valuation technique(s) used, fair valued securities may be categorized in Level 2 or 3 of the fair value hierarchy.

Valuation Inputs The following table summarizes the fund’s financial instruments, based on the inputs used to determine their fair values on June 30, 2016:

There were no material transfers between Levels 1 and 2 during the six months ended June 30, 2016.

Following is a reconciliation of the fund’s Level 3 holdings for the six months ended June 30, 2016. Gain (loss) reflects both realized and change in unrealized gain/loss on Level 3 holdings during the period, if any, and is included on the accompanying Statement of Operations. The change in unrealized gain/ loss on Level 3 instruments held at June 30, 2016, totaled $(1,000) for the six months ended June 30, 2016.

NOTE 3 - DERIVATIVE INSTRUMENTS

During the six months ended June 30, 2016, the fund invested in derivative instruments. As defined by GAAP, a derivative is a financial instrument whose value is derived from an underlying security price, foreign exchange rate, interest rate, index of prices or rates, or other variable; it requires little or no initial investment and permits or requires net settlement. The fund invests in derivatives only if the expected risks and rewards are consistent with its investment objectives, policies, and overall risk profile, as described in its prospectus and Statement of Additional Information. The fund may use derivatives for a variety of purposes, such as seeking to hedge against declines in principal value, increase yield, invest in an asset with greater efficiency and at a lower cost than is possible through direct investment, or to adjust portfolio duration and credit exposure. The risks associated with the use of derivatives are different from, and potentially much greater than, the risks associated with investing directly in the instruments on which the derivatives are based. The fund at all times maintains sufficient cash reserves, liquid assets, or other SEC-permitted asset types to cover its settlement obligations under open derivative contracts.

The fund values its derivatives at fair value and recognizes changes in fair value currently in its results of operations. Accordingly, the fund does not follow hedge accounting, even for derivatives employed as economic hedges. Generally, the fund accounts for its derivatives on a gross basis. It does not offset the fair value of derivative liabilities against the fair value of derivative assets on its financial statements, nor does it offset the fair value of derivative instruments against the right to reclaim or obligation to return collateral.

The following table summarizes the fair value of the fund’s derivative instruments held as of June 30, 2016, and the related location on the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:

Additionally, the amount of gains and losses on derivative instruments recognized in fund earnings during the six months ended June 30, 2016, and the related location on the accompanying Statement of Operations is summarized in the following table by primary underlying risk exposure:

Counterparty Risk and Collateral The fund invests in derivatives in various markets, which expose it to differing levels of counterparty risk. Counterparty risk on exchange-traded and centrally cleared derivative contracts, such as futures, exchange-traded options, and centrally cleared swaps, is minimal because the clearinghouse provides protection against counterparty defaults. For futures and centrally cleared swaps, the fund is required to deposit collateral in an amount equal to a certain percentage of the contract value (margin requirement), and the margin requirement must be maintained over the life of the contract. Each clearing broker, in its sole discretion, may adjust the margin requirements applicable to the fund.

Derivatives, such as bilateral swaps, forward currency exchange contracts, and OTC options, that are transacted and settle directly with a counterparty (bilateral derivatives) expose the fund to greater counterparty risk. To mitigate this risk, the fund has entered into master netting arrangements (MNAs) with certain counterparties that permit net settlement under specified conditions and, for certain counterparties, also provide collateral agreements. MNAs may be in the form of International Swaps and Derivatives Association master agreements (ISDAs) or foreign exchange letter agreements (FX letters).

MNAs govern the ability to offset amounts the fund owes a counterparty against amounts the counterparty owes the fund (net settlement). Both ISDAs and FX letters generally allow net settlement in the event of contract termination and permit termination by either party prior to maturity upon the occurrence of certain stated events, such as failure to pay or bankruptcy. In addition, ISDAs specify other events, the occurrence of which would allow one of the parties to terminate. For example, a downgrade in credit rating of a counterparty would allow the fund to terminate while a decline in the fund’s net assets of more than a certain percentage would allow the counterparty to terminate. Upon termination, all bilateral derivatives with that counterparty would be liquidated and a net amount settled. ISDAs typically include collateral agreements whereas FX letters do not. Collateral requirements are determined based on the net aggregate unrealized gain or loss on all bilateral derivatives with each counterparty, subject to minimum transfer amounts that typically range from $100,000 to $250,000. Any additional collateral required due to changes in security values is transferred the next business day.

Collateral may be in the form of cash or debt securities issued by the U.S. government or related agencies. Cash and currencies posted by the fund are reflected as cash deposits in the accompanying financial statements and generally are restricted from withdrawal by the fund; securities posted by the fund are so noted in the accompanying Portfolio of Investments; both remain in the fund’s assets. Collateral pledged by counterparties is not included in the fund’s assets because the fund does not obtain effective control over those assets. For bilateral derivatives, collateral posted or received by the fund is held in a segregated account by the fund’s custodian. As of June 30, 2016, no collateral was pledged by either the fund or counterparties for bilateral derivatives. As of June 30, 2016, securities valued at $40,000 had been posted by the fund for exchange-traded and/or centrally cleared derivatives.

Forward Currency Exchange Contracts The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. It uses forward currency exchange contracts (forwards) primarily to protect its non-U.S. dollar-denominated securities from adverse currency movements and to gain exposure to currencies for the purposes of risk management or enhanced return. A forward involves an obligation to purchase or sell a fixed amount of a specific currency on a future date at a price set at the time of the contract. Although certain forwards may be settled by exchanging only the net gain or loss on the contract, most forwards are settled with the exchange of the underlying currencies in accordance with the specified terms. Forwards are valued at the unrealized gain or loss on the contract, which reflects the net amount the fund either is entitled to receive or obligated to deliver, as measured by the difference between the forward exchange rates at the date of entry into the contract and the forward rates at the reporting date. Appreciated forwards are reflected as assets and depreciated forwards are reflected as liabilities on the accompanying Statement of Assets and Liabilities. Risks related to the use of forwards include the possible failure of counterparties to meet the terms of the agreements; that anticipated currency movements will not occur, thereby reducing the fund’s total return; and the potential for losses in excess of the fund’s initial investment. During the six months ended June 30, 2016, the volume of the fund’s activity in forwards, based on underlying notional amounts, was generally between 16% and 27% of net assets.

Swaps The fund is subject to credit risk in the normal course of pursuing its investment objectives and uses swap contracts to help manage such risk. The fund may use swaps in an effort to manage exposure to changes in interest rates, inflation rates, and credit quality; to adjust overall exposure to certain markets; to enhance total return or protect the value of portfolio securities; to serve as a cash management tool; or to adjust portfolio duration and credit exposure. Swap agreements can be settled either directly with the counterparty (bilateral swap) or through a central clearinghouse (centrally cleared swap). Fluctuations in the fair value of a contract are reflected in unrealized gain or loss and are reclassified to realized gain or loss upon contract termination or cash settlement. Net periodic receipts or payments required by a contract increase or decrease, respectively, the value of the contract until the contractual payment date, at which time such amounts are reclassified from unrealized to realized gain or loss. For bilateral swaps, cash payments are made or received by the fund on a periodic basis in accordance with contract terms; unrealized gain on contracts and premiums paid are reflected as assets and unrealized loss on contracts and premiums received are reflected as liabilities on the accompanying Statement of Assets and Liabilities. For centrally cleared swaps, payments are made or received by the fund each day to settle the daily fluctuation in the value of the contract (variation margin). Accordingly, the value of a centrally cleared swap included in net assets is the unsettled variation margin; net variation margin receivable is reflected as an asset and net variation margin payable is reflected as a liability on the accompanying Statement of Assets and Liabilities.

Credit default swaps are agreements where one party (the protection buyer) agrees to make periodic payments to another party (the protection seller) in exchange for protection against specified credit events, such as certain defaults and bankruptcies related to an underlying credit instrument, or issuer or index of such instruments. Upon occurrence of a specified credit event, the protection seller is required to pay the buyer the difference between the notional amount of the swap and the value of the underlying credit, either in the form of a net cash settlement or by paying the gross notional amount and accepting delivery of the relevant underlying credit. For credit default swaps where the underlying credit is an index, a specified credit event may affect all or individual underlying securities included in the index and will be settled based upon the relative weighting of the affected underlying security(ies) within the index. Risks related to the use of credit default swaps include the possible inability of the fund to accurately assess the current and future creditworthiness of underlying issuers, the possible failure of a counterparty to perform in accordance with the terms of the swap agreements, potential government regulation that could adversely affect the fund’s swap investments, and potential losses in excess of the fund’s initial investment.

During the six months ended June 30, 2016, the volume of the fund’s activity in swaps, based on underlying notional amounts, was generally between 0% and 2% of net assets.

NOTE 4 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Emerging and Frontier Markets The fund may invest, either directly or through investments in T. Rowe Price institutional funds, in securities of companies located in, issued by governments of, or denominated in or linked to the currencies of emerging frontier market countries; at period-end, approximately 16% of the fund’s net assets were invested in emerging markets and 4% in frontier markets. Emerging markets, and to a greater extent frontier markets, generally have economic structures that are less diverse and mature, and political systems that are less stable, than developed countries. These markets may be subject to greater political, economic, and social uncertainty and differing regulatory environments that may potentially impact the fund’s ability to buy or sell certain securities or repatriate proceeds to U.S. dollars. Such securities are often subject to greater price volatility, less liquidity, and higher rates of inflation than U.S. securities. Investing in frontier markets is significantly riskier than investing in other countries, including emerging markets.

Noninvestment-Grade Debt At June 30, 2016, approximately 88% of the fund’s net assets were invested, either directly or through its investment in T. Rowe Price institutional funds, in noninvestment-grade debt, including “high yield” or “junk” bonds or leveraged loans. The noninvestment-grade debt market may experience sudden and sharp price swings due to a variety of factors, including changes in economic forecasts, stock market activity, large sustained sales by major investors, a high-profile default, or a change in market sentiment. These events may decrease the ability of issuers to make principal and interest payments and adversely affect the liquidity or value, or both, of such securities.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

Bank Loans The fund may invest in bank loans, which represent an interest in amounts owed by a borrower to a syndication of lenders. Bank loans are generally noninvestment grade and often involve borrowers whose financial condition is troubled or highly leveraged. Bank loans may be in the form of either assignments or participations. A loan assignment transfers all legal, beneficial, and economic rights to the buyer,and transfer typically requires consent of both the borrower and agent. In contrast, a loan participation generally entitles the buyer to receive the cash flows from principal, interest, and any fee payments; however, the seller continues to hold legal title to the loan. As a result, the buyer of a loan participation generally has no direct rights against the borrower and is exposed to credit risk of both the borrower and seller of the participation. Bank loans often have extended settlement periods,usually may be repaid at any time at the option of the borrower, and may require additional principal to be funded at the borrowers’ discretion at a later date (unfunded commitments). Until settlement, the fund maintains liquid assets sufficient to settle its unfunded loan commitments. The fund reflects both the funded portion of a bank loan as well as its unfunded commitment in the Portfolio of Investments. However, to the extent a credit agreement provides no initial funding of a tranche and funding of the full commitment at a future date(s) is at the borrower’s discretion and considered uncertain, no loan is reflected in the Portfolio of Investments until paid.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $27,145,000 and $15,440,000, respectively, for the six months ended June 30, 2016.

NOTE 5 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of the date of this report.

At June 30, 2016, the cost of investments for federal income tax purposes was $41,526,000. Net unrealized gain aggregated $469,000 at period-end, of which $1,159,000 related to appreciated investments and $690,000 related to depreciated investments.

NOTE 6 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.30% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.270% for assets in excess of $500 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At June 30, 2016, the effective annual group fee rate was 0.29%.

The Investor Class and Advisor Class are also each subject to a contractual expense limitation through the limitation dates indicated in the table below. During the limitation period, Price Associates is required to waive its management fee or pay any expenses, excluding interest, taxes, brokerage commissions, and extraordinary expenses, that would otherwise cause the class’s ratio of annualized total expenses to average net assets (expense ratio) to exceed its expense limitation. Each class is required to repay Price Associates for expenses previously waived/paid to the extent the class’s net assets grow or expenses decline sufficiently to allow repayment without causing the class’s expense ratio to exceed its expense limitation. However, no repayment will be made more than three years after the date of a payment or waiver.

The I Class is also subject to an operating expense limitation (I Class limit) pursuant to which Price Associates is contractually required to pay all operating expenses of the I Class, excluding management fees, interest, borrowing-related expenses, taxes, brokerage commissions, and extraordinary expenses, to the extent such operating expenses, on an annualized basis, exceed 0.05% of average net assets. This agreement will continue until April 30, 2018, and may be renewed, revised or revoked only with approval of the fund’s Board. The I Class is required to repay Price Associates for expenses previously paid to the extent the class’s net assets grow or expenses decline sufficiently to allow repayment without causing the class’s operating expenses to exceed the I Class limit. However, no repayment will be made more than three years after the date of a payment or waiver.

Pursuant to this agreement, $130,000 of expenses were waived/paid by Price Associates during the six months ended June 30, 2016. Including these amounts, expenses previously waived/paid by Price Associates in the amount of $314,000 remain subject to repayment by the fund at June 30, 2016.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates provides certain accounting and administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend-disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the Investor Class and I Class. For the six months ended June 30, 2016, expenses incurred pursuant to these service agreements were $23,000 for Price Associates; $12,000 for T. Rowe Price Services, Inc.; and less than $1,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund may invest in the T. Rowe Price Reserve Investment Fund, the T. Rowe Price Government Reserve Investment Fund, or the T. Rowe Price Short-Term Reserve Fund (collectively, the Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The Price Reserve Investment Funds are offered as short-term investment options to mutual funds, trusts, and other accounts managed by Price Associates or its affiliates and are not available for direct purchase by members of the public. The Price Reserve Investment Funds pay no investment management fees.

As of June 30, 2016, T. Rowe Price Group, Inc., or its wholly owned subsidiaries owned 1,475,000 shares of the Investor Class, representing 37% of the Investor Class’s net assets, 25,000 shares of the Advisor Class, representing 23% of the Advisor Class’s net assets, and 25,432 shares of the I Class, representing 37% of the I Class’s net assets.

The fund may participate in securities purchase and sale transactions with other funds or accounts advised by Price Associates (cross trades), in accordance with procedures adopted by the fund’s Board and Securities and Exchange Commission rules, which require, among other things, that such purchase and sale cross trades be effected at the independent current market price of the security. During the six months ended June 30, 2016, the fund had no purchases or sales cross trades with other funds or accounts advised by Price Associates.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our corporate website. To access it, please visit the following Web page

https://www3.troweprice.com/usis/corporate/en/utility/policies.html and scroll down to the section near the bottom of the page that says, “Proxy Voting Policies.” Click on the Proxy Voting Policies link in the shaded box.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through T. Rowe Price, visit the website location shown above, and scroll down to the section near the bottom of the page that says, “Proxy Voting Records.” Click on the Proxy Voting Records link in the shaded box.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 100 F St. N.E., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

Approval of Investment Management Agreement and Subadvisory Agreement

On March 11, 2016, the fund’s Board of Directors (Board), including a majority of the fund’s independent directors, approved the continuation of the investment management agreement (Advisory Contract) between the fund and its investment advisor, T. Rowe Price Associates, Inc. (Advisor), as well as the continuation of the investment subadvisory agreement (Subadvisory Contract) that the Advisor has entered into with T. Rowe Price International Ltd (Subadvisor) on behalf of the fund. In connection with its deliberations, the Board requested, and the Advisor provided, such information as the Board (with advice from independent legal counsel) deemed reasonably necessary. The Board considered a variety of factors in connection with its review of the Advisory Contract and Subadvisory Contract, also taking into account information provided by the Advisor during the course of the year, as discussed below:

Services Provided by the Advisor and Subadvisor
The Board considered the nature, quality, and extent of the services provided to the fund by the Advisor and Subadvisor. These services included, but were not limited to, directing the fund’s investments in accordance with its investment program and the overall management of the fund’s portfolio, as well as a variety of related activities such as financial, investment operations, and administrative services; compliance; maintaining the fund’s records and registrations; and shareholder communications. The Board also reviewed the background and experience of the Advisor’s and Subadvisor’s senior management teams and investment personnel involved in the management of the fund, as well as the Advisor’s compliance record. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Advisor and Subadvisor.

Investment Performance of the Fund
The Board reviewed the fund’s three-month, one-year, and annualized since-inception returns, and compared these returns with a wide variety of comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data.

On the basis of this evaluation and the Board’s ongoing review of investment results, and factoring in the relative market conditions during certain of the performance periods as well as the fund’s relatively limited operating history, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Advisor under the Advisory Contract and other benefits that the Advisor (and its affiliates, including the Subadvisor) may have realized from its relationship with the fund, including any research received under “soft dollar” agreements and commission-sharing arrangements with broker-dealers. The Board considered that the Advisor and Subadvisor may receive some benefit from soft-dollar arrangements pursuant to which research is received from broker-dealers that execute the applicable fund’s portfolio transactions. The Board received information on the estimated costs incurred and profits realized by the Advisor from managing T. Rowe Price mutual funds. While the Board did not review information regarding profits realized from managing the fund in particular because the fund had not achieved sufficient scale to produce meaningful profit margin percentages, the Board concluded that the Advisor’s profits were reasonable in light of the services provided to the funds.

The Board also considered whether the fund benefits under the fee levels set forth in the Advisory Contract from any economies of scale realized by the Advisor. Under the Advisory Contract, the fund pays a fee to the Advisor for investment management services composed of two components—a group fee rate based on the combined average net assets of most of the T. Rowe Price mutual funds (including the fund) that declines at certain asset levels and an individual fund fee rate based on the fund’s average daily net assets—and the fund pays its own expenses of operations (subject to a contractual expense limitation on total expense ratio with respect to the Investor Class and Advisor Class and a contractual expense limitation on operating expenses with respect to the I Class). Under the Subadvisory Contract, the Advisor may pay the Subadvisor up to 60% of the advisory fee that the Advisor receives from the fund. The Board concluded that the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from any economies of scale with the fund’s investors.

Fees
The Board was provided with information regarding industry trends in management fees and expenses, and the Board reviewed the fund’s management fee rate, operating expenses, and total expense ratio (for the Investor Class, Advisor Class, and I Class) in comparison with fees and expenses of other comparable funds based on information and data supplied by Lipper. The information provided to the Board indicated that the fund’s management fee rate was at or below the median for comparable funds. After including fee waivers and/or expenses paid by the Advisor pursuant to the contractual expense limitations, the information also indicated that the fund’s total expense ratio (for the Investor Class) was above the median for certain groups of comparable funds and at or below the median for other groups of comparable funds, the total expense ratio (for the Advisor Class) was at or below the median for comparable funds, and the total expense ratio (for the I Class) was below the median for comparable funds.

The Board also reviewed the fee schedules for institutional accounts (including subadvised mutual funds) and private accounts with similar mandates that are advised or subadvised by the Advisor and its affiliates. Management provided the Board with information about the Advisor’s responsibilities and services provided to subadvisory and other institutional account clients, including information about how the requirements and economics of the institutional business differ from those of the Advisor’s proprietary mutual fund business. The Board considered information showing that the Advisor’s proprietary mutual fund business is generally more complex from a business and compliance perspective than its institutional account business, and considered various other relevant factors, including the broader scope of operations and oversight, more extensive shareholder communication infrastructure, greater asset flows, heightened business risks, and differences in applicable laws and regulations associated with the Advisor’s proprietary mutual fund business. In assessing the reasonableness of the fund’s management fee rate, the Board considered the differences in the nature of the services required for the Advisor to manage its proprietary mutual fund business versus managing a discrete pool of assets as a subadvisor to another institution’s mutual fund or for another institutional account and the degree to which the Advisor performs significant additional services and assumes greater risk in managing the fund and other T. Rowe Price mutual funds than it does for institutional account clients.

On the basis of the information provided and the factors considered, the Board concluded that the fees paid by the fund under the Advisory Contract are reasonable.

Approval of the Advisory Contract and Subadvisory Contract
As noted, the Board approved the continuation of the Advisory Contract and Subadvisory Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund and its shareholders for the Board to approve the continuation of the Advisory Contract and Subadvisory Contract (including the fees to be charged for services thereunder). The independent directors were advised throughout the process by independent legal counsel.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price International Funds, Inc.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date August 17, 2016

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date August 17, 2016

	By	/s/ Catherine D. Mathews
Catherine D. Mathews
Principal Financial Officer

Date August 17, 2016